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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 23, 1998
                                                         --------------


                               AgriBioTech, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


           Nevada                     0-19352                 85-0325742
      ---------------             ---------------         ------------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
     of Incorporation)


               120 Corporate Park Drive, Henderson, Nevada  89014
            -------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


                                (702) 566-2440
                        ------------------------------
               Registrant's telephone number, including area code
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Item 5. Other Events.
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        The Company has entered into a $15,000,000 over advance facility (the
"Facility") pursuant to an agreement dated as of August 14, 1998 (the "Loan Amendment") amending the Loan and Security Agreement dated as of June 23, 1998, (the "Loan Agreement") with BankAmerica Business Credit, Inc. ("BABC") agent and Deutsche Financial Services Corporation, as administrative agent. The Facility matures on December 31, 1998 and consists of a fixed rate loan. The interest rate is fixed at eighteen (18%) per annum.





     (c)  Exhibits.

          1    Loan Agreement.

          2    Omitted Schedules and Exhibits to the Loan Agreement.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AGRIBIOTECH, INC.
                                               (Registrant)



Date:  August 28, 1998                        /s/ Henry A. Ingalls
                                              --------------------------
                                              Henry A. Ingalls,
                                              Vice President

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
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   1           Loan Agreement.

   2           Omitted Schedules and Exhibits to the Loan Agreement.




                                                        Exhibit 2

                         OMITTED SCHEDULES AND EXHIBITS
                         ------------------------------

     Registrant will furnish to the Securities and Exchange Commission a copy of any Schedule or Exhibit listed above upon request.

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